EXHIBIT 10.3



                    FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
                              1237 Naperville Drive
                           Romeoville, Illinois 60441
                            Telephone: (708) 759-7666
                            Facsimile: (708) 759-1744


                                                            April 30, 1996



Mr. Jason H. Pollak, Managing Member
Tiger Eye Capital, L.L.C.
Tiger Eye Acquisitions, L.L.C.
165 EAB Plaza
West Tower, Suite 628
Uniondale, New York  11566-0165

Dear Jay:

   This letter is intended to set forth the understanding that the Company has reached with you and each of Tiger Eye Capital, L.L.C. (formerly Kalo Financial Corp., L.L.C. and referred to herein as "Tiger Eye Financial") and Tiger Eye Acquisitions, L.L.C. (formerly Kalo Acquisitions, L.L.C. and referred to herein as "Tiger Eye Acquisitions") relating to the agreements listed below (the "Agreements"):

   1.   Consulting Agreement, dated June 30, 1995;

   2.   Finder's Agreement, dated June 30, 1995; and

   3.   Consulting Agreement, dated December 19, 1995.

   By counter-execution below, you and each of Tiger Eye Financial and Tiger Eye Acquisitions hereby agree with the Company to amend the Agreements such that performance of the obligations thereunder shall be due at such time as the Company becomes current with respect to the reporting requirements of the Securities Exchange Act of 1934 by filing the following: (i) Form 10-KSB for the fiscal year ended September 30, 1995; and (ii) Forms 10-QSB for the fiscal quarters ended December 31, 1995 and March 31, 1996.


                             FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.


                             By:   /s/ Michael J. Carroll
                                   ---------------------------------------------
                                   Michael J. Carroll, Chief Executive Officer

Mr. Jason H. Pollak
April 30, 1996
Page 2


Agreed and accepted this 30th day of April, 1996:

TIGER EYE CAPITAL, L.L.C.
   (formerly Kalo Financial Corp., L.L.C.)


By:   /s/ Jason H. Pollak
      ----------------------------------
      Jason H. Pollak, Managing Member





TIGER EYE ACQUISITIONS, L.L.C.
   (formerly Kalo Acquisitions, L.L.C.)


By:   /s/ Jason H. Pollak
- ---------------------------------------
    Jason H. Pollak, Managing Member



 /s/ Jason H. Pollak
- ---------------------------------------
Jason H. Pollak, Individually